UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2003

ALTERA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-16617	77-0016691

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

101 Innovation Drive, San Jose, California	95134

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(408) 544-7000

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition).

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

     On June 3, 2003, Altera Corporation posted on its website a business update regarding the quarter ending June 30, 2003. A copy of the business update is furnished as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALTERA CORPORATION

Date: June 6, 2003	By:	/s/ Nathan Sarkisian Nathan Sarkisian Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Business Update dated June 3, 2003